================================================================================


                                  CD RADIO INC.

                                       TO

                       IBJ SCHRODER BANK & TRUST COMPANY,

                                     Trustee

                              --------------------



                                    Indenture

                           Dated as of November , 1997



                              ---------------------



                    $296,930,000 principal amount at maturity


                               15% Senior Secured
                                 Discount Notes
                                    due 2007





================================================================================

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               Reconciliation and tie between Trust Indenture Act
               of 1939 and Indenture, dated as of November , 1997

Trust Indenture
  Act Section                                            Indenture Section

'SS' 310(a)(1)       .......................................  607
       (a)(2)        .......................................  607
       (b)           .......................................  607, 608
'SS' 312(c)          .......................................  701
'SS' 314(a)          .......................................  703
       (a)(4)        .......................................  1008(a)
       (c)(1)        .......................................  102
       (c)(2)        .......................................  102
       (e)           .......................................  102
'SS' 315(b)          .......................................  601
'SS' 316(a)(last
       sentence)    .......................................  101 ("Outstanding")
       (a)(1)(A)     .......................................  502, 512
       (a)(1)(B)     .......................................  513
       (b)           .......................................  508
       (c)           .......................................  104(d)
'SS' 317(a)(1)       .......................................  503
       (a)(2)        .......................................  504
       (b)           .......................................  1003
'SS' 318(a)          .......................................  111



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                                TABLE OF CONTENTS
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
PARTIES..................................................................................... 1
RECITALS OF THE COMPANY..................................................................... 1

                                          ARTICLE ONE

                               DEFINITIONS AND OTHER PROVISIONS
                                    OF GENERAL APPLICATION

   SECTION 101.  Definitions...............................................................  2
   SECTION 102.  Compliance Certificates and Opinions...................................... 27
   SECTION 103.  Form of Documents Delivered to Trustee.................................... 28
   SECTION 104.  Acts of Holders........................................................... 29
   SECTION 105.  Notices, Etc., to Trustee and Company..................................... 30
   SECTION 106.  Notice to Holders; Waiver................................................. 30
   SECTION 107.  Effect of Headings and Table of Contents.................................. 31
   SECTION 108.  Successors and Assigns.................................................... 31
   SECTION 109.  Separability Clause....................................................... 31
   SECTION 110.  Benefits of Indenture..................................................... 31
   SECTION 111.  Governing Law............................................................. 32
   SECTION 112.  Legal Holidays............................................................ 32

                                          ARTICLE TWO

                                          NOTE FORMS

   SECTION 201.  Form of Note and Trustee's Certificate of Authentication.................. 32
   SECTION 202.  Notes Issued in Global Form............................................... 33

                                         ARTICLE THREE

                                           THE NOTES

   SECTION 301.  Title and Terms........................................................... 34
   SECTION 302.  Denominations............................................................. 34
   SECTION 303.  Execution, Authentication, Delivery and Dating............................ 35
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Note:   This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.


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                                       ii
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
   SECTION 304.  Temporary Notes........................................................... 36
   SECTION 305.  Registration, Registration of Transfer and Exchange....................... 36
   SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes............................... 37
   SECTION 307.  Payment of Interest; Interest Rights Preserved............................ 38
   SECTION 308.  Persons Deemed Owners..................................................... 39
   SECTION 309.  Cancellation.............................................................. 40
   SECTION 310.  Computation of Interest................................................... 40

                                         ARTICLE FOUR

                                  SATISFACTION AND DISCHARGE

   SECTION 401.  Satisfaction and Discharge of Indenture................................... 40
   SECTION 402.  Application of Trust Money................................................ 42

                                         ARTICLE FIVE

                                           REMEDIES

   SECTION 501.  Events of Default......................................................... 42
   SECTION 502.  Acceleration of Maturity; Rescission and Annulment........................ 44
   SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee........... 45
   SECTION 504.  Trustee May File Proofs of Claim.......................................... 46
   SECTION 505.  Trustee May Enforce Claims Without Possession of Notes.................... 47
   SECTION 506.  Application of Money Collected............................................ 47
   SECTION 507.  Limitation on Suits....................................................... 48
   SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and
                        Interest........................................................... 48
   SECTION 509.  Restoration of Rights and Remedies........................................ 49
   SECTION 510.  Rights and Remedies Cumulative............................................ 49
   SECTION 511.  Delay or Omission Not Waiver.............................................. 49
   SECTION 512.  Control by Holders........................................................ 49
   SECTION 513.  Waiver of Past Defaults................................................... 50
   SECTION 514.  Waiver of Stay or Extension Laws.......................................... 50

                                          ARTICLE SIX

                                          THE TRUSTEE

   SECTION 601.  Notice of Defaults........................................................ 50

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                                       iii
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
   SECTION 602.  Certain Rights of Trustee................................................. 51
   SECTION 603.  Trustee Not Responsible for Recitals or Issuance of Notes................. 52
   SECTION 604.  May Hold Notes............................................................ 53
   SECTION 605.  Money Held in Trust....................................................... 53
   SECTION 606.  Compensation and Reimbursement............................................ 53
   SECTION 607.  Corporate Trustee Required; Eligibility; Conflicting Interests............ 54
   SECTION 608.  Resignation and Removal; Appointment of Successor......................... 54
   SECTION 609.  Acceptance of Appointment by Successor.................................... 56
   SECTION 610.  Merger, Conversion, Consolidation or Succession to Business............... 56

                                         ARTICLE SEVEN

                       HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

   SECTION 701.  Disclosure of Names and Addresses of Holders.............................. 57
   SECTION 702.  Reports by Trustee........................................................ 57
   SECTION 703.  Reports by Company........................................................ 57

                                         ARTICLE EIGHT

                     CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

   SECTION 801.  Company May Consolidate, Etc. Only on Certain Terms....................... 58
   SECTION 802.  Successor Substituted..................................................... 59
   SECTION 803.  Notes to Be Secured in Certain Events..................................... 60

                                         ARTICLE NINE

                                    SUPPLEMENTAL INDENTURES

   SECTION 901.  Supplemental Indentures Without Consent of Holders........................ 60
   SECTION 902.  Supplemental Indentures with Consent of Holders........................... 62
   SECTION 903.  Execution of Supplemental Indentures...................................... 63
   SECTION 904.  Effect of Supplemental Indentures......................................... 63
   SECTION 905.  Conformity with Trust Indenture Act....................................... 63
   SECTION 906.  Reference in Notes to Supplemental Indentures............................. 63
   SECTION 907.  Notice of Supplemental Indentures......................................... 64
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                                       iv
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
                                          ARTICLE TEN

                                           COVENANTS

   SECTION 1001.  Payment of Principal, Premium, if Any, and Interest...................... 64
   SECTION 1002.  Maintenance of Office or Agency.......................................... 64
   SECTION 1003.  Money for Note Payments to Be Held in Trust.............................. 65
   SECTION 1004.  Corporate Existence...................................................... 66
   SECTION 1005.  Payment of Taxes and Other Claims........................................ 66
   SECTION 1006.  Maintenance of Properties................................................ 66
   SECTION 1007.  Insurance................................................................ 67
   SECTION 1008.  Statement by Officers as to Default...................................... 68
   SECTION 1009.  Provision of Financial Statements........................................ 68
   SECTION 1010.  Purchase of Notes upon Change in Control................................. 69
   SECTION 1011.  Limitation on Indebtedness............................................... 70
   SECTION 1012.  Limitation on Restricted Payments........................................ 70
   SECTION 1013.  Limitation on Issuances and Sales of Capital Stock of Restricted
                        Subsidiaries....................................................... 73
   SECTION 1014.  Limitation on Transactions with Affiliates............................... 74
   SECTION 1015.  Limitation on Liens...................................................... 75
   SECTION 1016.  Limitation on Sale of Assets............................................. 75
   SECTION 1017.  Limitation on Dividend and Other Payment Restrictions Affecting
                        Restricted Subsidiaries............................................ 76
   SECTION 1018.  Waiver of Certain Covenants.............................................. 77
   SECTION 1019.  Required Stock Ownership................................................. 78
   SECTION 1020.  Further Assurances....................................................... 78
   SECTION 1021.  Limitation on Subsidiary Business Activities............................. 78

                                        ARTICLE ELEVEN

                                      REDEMPTION OF NOTES

   SECTION 1101.  Right of Redemption...................................................... 78
   SECTION 1102.  Applicability of Article................................................. 78
   SECTION 1103.  Election to Redeem; Notice to Trustee.................................... 79
   SECTION 1104.  Selection by Trustee of Notes to Be Redeemed............................. 79
   SECTION 1105.  Notice of Redemption..................................................... 79
   SECTION 1106.  Deposit of Redemption Price.............................................. 80
   SECTION 1107.  Notes Payable on Redemption Date......................................... 80
   SECTION 1108.  Notes Redeemed in Part................................................... 81

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                                        v
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

                                        ARTICLE TWELVE

                               SECURITY AND PLEDGE OF COLLATERAL

   SECTION 1201.  Collateral Documents..................................................... 81
   SECTION 1202.  Trustee May Perform...................................................... 81
   SECTION 1203.  Collateral Trust Arrangements............................................ 82
   SECTION 1204.  Certificates and Opinions................................................ 82

                                       ARTICLE THIRTEEN

                              DEFEASANCE AND COVENANT DEFEASANCE

   SECTION 1301.  Company's Option to Effect Defeasance or Covenant Defeasance............. 82
   SECTION 1302.  Defeasance and Discharge................................................. 83
   SECTION 1303.  Covenant Defeasance...................................................... 83
   SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.......................... 84
   SECTION 1305.  Deposited Money and U.S. Government Obligations to Be Held in
                        Trust; Other Miscellaneous Provisions.............................. 86

   SECTION 1306.  Reinstatement............................................................ 86

TESTIMONIUM................................................................................ 87
SIGNATURES................................................................................. 87

EXHIBIT A -- FORM OF NOTE

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

               INDENTURE, dated as of November , 1997 between CD Radio Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at Sixth Floor, 1001 22nd Street, N.W., Washington D.C. 20037, and IBJ Schroder Bank & Trust Company, a bank duly organized and existing under the laws of the State of New York, Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

               The Company has duly authorized the creation of an issue of 15% Senior Secured Discount Notes due 2007 (herein called the "Notes"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

               The Notes have been issued in the form of Units consisting of Notes and Warrants to acquire additional Notes with an aggregate principal amount at maturity of $38,730,000 (the "Warrants").

               The Company has determined to secure its obligations in respect of the Notes and duly authorized the execution and delivery of the Collateral Documents (as defined herein) to which it is a party.

               This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

               All things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

               SECTION 101.  Definitions.

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Article One have the meanings assigned to them in this Article One, and include the plural as well as the singular;

               (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

               (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

               (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

               "Accreted Value" is defined to mean, for any specified date, the amount calculated pursuant to clause (i), (ii), (iii) or (iv) below for each $1,000 principal amount at maturity of Notes:

               (i) If the specified date occurs on one or more of the following dates (each a "Semi-Annual Accrual Date"), the Accreted Value will equal the amount set forth below for such Semi-Annual Accrual Date:


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

    Semi-Annual Accreted
        Accrual Date                                      Value
        ------------                                      ------
        [            ], 1998.......................  $[           ]
        [            ], 1998.....................    $[           ]
        [            ], 1999.......................  $[           ]
        [            ], 1999.......................  $[           ]
        [            ], 2000.......................  $[           ]
        [            ], 2000.......................  $[           ]
        [            ], 2001.......................  $[           ]
        [            ], 2001.......................  $[           ]
        [            ], 2002.......................  $[           ]
        [            ], 2002.......................  $1,000


               (ii) If the specified date occurs before the first Semi-Annual Accrual Date, the Accreted Value will equal the sum of (a) the original issue price and (b) an amount equal to the product of (1) the Accreted Value for the first Semi-Annual Accrual Date less the original issue price multiplied by (2) a fraction, the numerator of which is the number of days from the date of this Indenture to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is the number of days elapsed from the date of this Indenture to the first Semi-Annual Accrual Date, using a 360-day year of twelve 30-day months;

               (iii) If the specified date occurs between two Semi-Annual Accrual Dates, the Accreted Value will equal the sum of (a) the Accreted Value for the Semi-Annual Accrual Date immediately preceding such specified date and (b) an amount equal to the product of (1) the Accreted Value for the immediately following Semi-Annual Accrual Date less the Accreted Value for the immediately preceding Semi-Annual Accrual Date multiplied by (2) a fraction the numerator of which is the number of days from the immediately preceding Semi-Annual Accrual Date to the specified date, using a 360-day year of twelve 30-day months, and the denominator of which is 180; or

               (iv) If the specified date occurs after the last Semi-Annual Accrual Date, the Accreted Value will equal $1,000.

               "Acquired Indebtedness" means Indebtedness of a Person (a) existing at the time such Person becomes a Restricted Subsidiary or (b) assumed in connection with the acquisition of assets from such Person, in each case, other than Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or such acquisition; provided that, for purposes of Section 1011, such Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Restricted Subsidiary.

               "Act", when used with respect to any Holder, has the meaning specified in Section 104.

               "Adjusted Consolidated Operating Cash Flow" means Consolidated Operating Cash Flow for the latest four fiscal quarters for which consolidated financial statements of Company are available, taken as a whole. For purposes of calculating "Consolidated Operating Cash Flow" for any four fiscal quarter period for purposes of this definition, (i) all Restricted Subsidiaries of the Company on the date of the transaction giving rise to the need to calculate "Adjusted Consolidated Operating Cash Flow" (the "Transaction Date") shall be deemed to have been Restricted Subsidiaries at all times during such four fiscal quarter period and (ii) any Unrestricted Subsidiary on the Transaction Date shall be deemed to have been an Unrestricted Subsidiary at all times during such four fiscal quarter period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated Operating Cash Flow" shall be calculated after giving effect on a pro forma basis for the applicable four fiscal quarter period to, without duplication, (i) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company or a Restricted Subsidiary (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness) occurring during the period commencing on the first day of such four fiscal quarter period to and including the Transaction Date (the "Reference Period"), as if such Asset Sale or Asset Acquisition occurred on the first day of the Reference Period and (ii) any incurrence or repayment, retirement or permanent reduction of any Indebtedness of the Company or any Restricted Subsidiary during the Reference Period, as if such incurrence, repayment, retirement or reduction occurred on the first day of the Reference Period.

               "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Voting Stock or any executive officer or director of any such specified Person or other Person or, with respect to any natural Person, any Person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Arianespace Agreement" means, collectively, the two Customer Loan Agreements, each dated July 22, 1997, between the Company and Arianespace S.A., as either such agreement is from time to time amended or supplemented in accordance with its terms.

               "Asset Acquisition" means (i) any capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) by the Company or any Restricted Subsidiary in any other Person, or any acquisition or purchase of Capital Stock of any other Person by the Company or any Restricted Subsidiary, in either case pursuant to which such Person shall become a Restricted Subsidiary or shall be merged with or into the Company or any Restricted Subsidiary or (ii) any acquisition by the Company or any Restricted Subsidiary of the assets of any Person which constitute substantially all of an operating unit or line of business of such person or which is otherwise outside of the ordinary course of business.

               "Asset Sale" means any direct or indirect sale, conveyance, transfer or lease (that has the effect of a disposition and is not for security purposes) or other disposition (that is not for security purposes) to any Person other than the Company or a Restricted Subsidiary in one transaction or a series of related transactions, of (i) any Capital Stock of any Restricted Subsidiary,
(ii) any material license or other authorization of the Company or any Restricted Subsidiary, (iii) any assets of the Company or any Restricted Subsidiary which constitute substantially all of an operating unit or line of business of the Company and the Restricted Subsidiaries or (iv) any other property or asset of the Company or any Restricted Subsidiary outside of the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include (i) any disposition of properties and assets of the Company that is governed by the provisions of Article Eight, (ii) sales of property or equipment that have become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Company or any Restricted Subsidiary, as the case may be, (iii) sales of accounts receivable by the Company for cash in an amount at least equal to the fair market value of such accounts receivable, (iv) for purposes of Section 1016 any sale, conveyance, transfer, lease or other disposition of any property or asset, whether in one transaction or a series of related transactions, involving assets with a Fair Market Value not in excess of $250,000 in any twelve-month period and (v) sales of rights to the Company's transmissions outside the continental United States and outside the ordinary course of the Company's business if (a) after giving effect to such sale and for a six month period thereafter, the Company and the Restricted Subsidiaries shall have no Indebtedness outstanding under any Bank Credit Agreement, (b) the consideration received by the Company for such sale is at least 80% cash or Cash Equivalents and (c) the proceeds of such sale are used by the Company for working capital or as provided in clause
(i) or (ii) of paragraph (b) of Section 1016.

               "Attributable Indebtedness" means with respect to an operating lease included in any Sale and Leaseback Transaction at the time of determination, the present value (discounted at the interest rate implicit in the lease or, if not known, at the Company's incremental borrowing rate) of the obligations of the lessee of the property subject to such lease for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the

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                                        6

lessor, be extended, or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of penalty (in which case the rental payments shall include such penalty), after excluding from such rental payments all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges.

               "Average Life" means, as of the date of determination with respect to any Indebtedness, the quotient obtained by dividing (a) the sum of the products of (i) the number of years from the date of determination to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by
(ii) the amount of each such principal payment by (b) the sum of all such principal payments.

               "Bank Credit Agreement" means any one or more credit agreements (which may include or consist of revolving credit agreements or similar arrangements) between the Company or any Restricted Subsidiary and one or more banks or other financial institutions providing financing for the business of the Company and its Restricted Subsidiaries.

               "Bankruptcy Law" means Title 11 of the United States Code, as amended, or any similar United States federal or state law, or any similar law of any other jurisdiction, relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

               "Board of Directors" means the Board of Directors of the Company or any duly authorized committee thereof.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Bond Collateral" has the meaning specified in the definition of Permitted Liens.

               "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

               "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations, rights in or other equivalents (however designated) of such Person's capital stock or other equity participations, including partnership interests, whether general or limited, in such Person, including any Preferred Stock, and any

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                                        7

rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock, whether now outstanding or issued after the date of this Indenture.

               "Capitalized Lease Obligation" of any Person means any obligation of such Person and its subsidiaries on a consolidated basis under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

               "Cash Equivalents" means (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is a member of the Federal Reserve System, in each case having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of 180 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or at least P-l by Moody's and (iv) any money market mutual fund organized under the laws of the United States or any state thereof whose assets consist solely of cash or the foregoing instruments.

               "CD Radio Assets" means all assets, rights, services and properties, whether tangible or intangible, used or intended for use in connection with a CD Radio Business, including, without limitation, satellites, terrestrial repeating stations, uplink facilities, musical libraries and other recorded programming, furniture, fixtures and equipment and telemetry, tracking, monitoring and control equipment.

               "CD Radio Business" means the business of transmitting digital radio programming throughout the United States by satellite to be received by paying subscribers, including, without limitation, any business in which the Company is engaged on the date of this Indenture, and any business reasonably related thereto.

               "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than a Permitted Holder, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding Voting Stock of the

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                                        8

Company; (b) the Company consolidates with, or merges with or into another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is not converted or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company) or is converted into or exchanged for (A) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation or (B) Voting Stock (other than Redeemable Capital Stock) of the surviving or transferee corporation and cash, securities and other property (other than Capital Stock of the Surviving Entity) in an amount that could be paid by the Company as a Restricted Payment as described under Section 1012 and (ii) immediately after such transaction, no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total outstanding Voting Stock of the surviving or transferee corporation; (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (d) the Company is liquidated or dissolved or a special resolution is passed by the shareholders of the Company approving the plan of liquidation or dissolution other than in a transaction which complies with the provisions of Article Eight.

               "Closing Price" on any Trading Day with respect to the per share price of any shares of Capital Stock means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if such shares of Capital Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations National Market System or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system but the issuer is a Foreign Issuer (as defined in Rule 3b-4(b) of the Exchange Act) and the principal securities exchange on which such shares are listed or admitted to trading is a Designated Offshore Securities Market (as defined in Rule 902(a) of the Securities Act of 1933, as amended), the average of the reported closing bid and asked prices regular way on such principal exchange, or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system and the issuer of such shares and/or principal securities exchange or quoted on such automated quotation system and the issuer of such shares and/or principal securities exchange do not meet such requirements, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose.

               "Collateral" means all property in which a security interest is granted or purported to be granted pursuant to the Collateral Documents and not released pursuant to the terms hereof and thereof.

               "Collateral Agent" means initially IBJ Schroder Bank and Trust Company and thereafter any successor Collateral Agent that is a financial institution in the State of New York selected by the Trustee, acting as the agent and designee of the Trustee pursuant to a Custodian Agreement, that

               (a) is a financial intermediary (not a clearing corporation) within the meaning of Section 8-313(4) of the Uniform Commercial Code carrying on business in the State of New York,

               (b) issues (or whose parent issues) commercial paper or certificates of deposit rated as described in clause (c) of the definition of Cash Equivalent,

               (c) has combined capital and surplus and undivided profits of not less than $500,000,000 and

               (d) enters into a Custodian Agreement.

               "Collateral Documents" means the Indenture, Custodian Agreement, Pledge Agreement and the other Collateral Documents referred to therein.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Common Stock" means, with respect to any Person, any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of such Person's common stock or ordinary shares, whether outstanding at the date of this Indenture, and includes, without limitation, all series and classes of such common stock or ordinary shares.

               "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

               "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its Chief Executive Officer, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

               "Consolidated Income Tax Expense" means, with respect to any period, the provision for United States corporation, local, foreign and other income taxes of the Company and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

               "Consolidated Interest Expense" means, for any period, without duplication, the sum of (a) the interest expense of the Company and the Restricted Subsidiaries for such period, including, without limitation, (i) amortization of original issue discount, (ii) the net cost of Interest Rate Agreements (including amortization of discounts), (iii) the interest portion of any deferred payment obligation (excluding the amortization of fees related to the issuance of the Notes), (iv) accrued interest, (v) the consolidated amount of any interest capitalized by the Company, and (vi) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, plus (b) the interest component of Capitalized Lease Obligations of the Company and the Restricted Subsidiaries paid, accrued and/or scheduled to be paid or accrued during such period, in each case as determined on a consolidated basis in accordance with GAAP, plus (c) cash and non-cash dividends paid on Redeemable Capital Stock by the Company and any Restricted Subsidiary (to any Person other than the Company and any Restricted Subsidiary), in each case as determined on a consolidated basis in accordance with GAAP; provided that the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a pro forma basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying, at the option of the Company, either the fixed or the floating rate.

               "Consolidated Net Income" means, for any period, the consolidated net income (or loss) of the Company and all Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted by excluding, without duplication, (a) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto), (b) any net after-tax


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
gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business, (c) the portion of net income (or loss) of any Person (other than the Company or a Restricted Subsidiary), including Unrestricted Subsidiaries, in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any Restricted Subsidiary in cash dividends or distributions during such period, (d) net income (or loss) of any Person combined with the Company or any Restricted Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination, (e) the net income of any Restricted Subsidiary, to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the date of determination permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary or its stockholders and (f) any non-cash items of the Company and any Restricted Subsidiary (including monetary corrections) increasing or decreasing Consolidated Net Income for such period (other than items that will result in the receipt or payment of cash).

               "Consolidated Operating Cash Flow" means, with respect to any period, the Consolidated Net Income of the Company and its Restricted Subsidiaries for such period increased by (in each case to the extent included in computing consolidated Net Income) the sum of (i) the Consolidated Income Tax Expense of the Company and its Restricted Subsidiaries accrued according to GAAP for such period (other than taxes attributable to extraordinary, unusual or non-recurring gains or losses); (ii) Consolidated Interest Expense for such period; (iii) depreciation of the Company and its Restricted Subsidiaries for such period; and (iv) amortization of the Company and its Restricted Subsidiaries for such period, including, without limitation, amortization of capitalized debt issuance costs for such period, all determined on a consolidated basis in accordance with GAAP.

               "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered which office at the date of execution of this Indenture is located at One State Street, 11th Floor, New York, New York 10004, except that with respect to presentation of Notes for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

               "Cumulative Available Cash Flow" means, as at any date of determination, the positive cumulative Consolidated Operating Cash Flow realized during the period commencing on the date of this Indenture and ending on the last day of the most recent fiscal quarter immediately preceding the date of determination for which consolidated financial information of the Company is available or, if such cumulative Consolidated Operating Cash

Flow for such period is negative, the negative amount by which cumulative Consolidated Operating Cash Flow is less than zero.

               "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement entered into by a Person that is designed to protect such Person against fluctuations in currency values.

               "Custodian Agreement" means an agreement between the Trustee and a Collateral Trustee that provides for the holding of the Collateral in accordance with the terms of the Indenture.

               "Default" means any event that after notice or passage of time or both would be an Event of Default.

               "Defaulted Interest" has the meaning specified in Section 307.

               "Depository" has the meaning specified in Section 205.

               "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which the Board of Directors is required to deliver a resolution of the Board of Directors under this Indenture, a member of the Board of Directors who does not have any material direct or indirect financial interest in or with respect to such transaction or series of transactions.

               "Event of Default" has the meaning specified in Section 501.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

               "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, that are in effect on the date of this Indenture.

               "guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

               "Holder" or "Noteholder" means a Person in whose name a Note is registered in the Note Register.

               "Indebtedness" means, with respect to any Person, without duplication, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (a) all liabilities of such Person for borrowed money (including overdrafts) or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities (including outstanding disbursements) incurred in the ordinary course of business (whether or not evidenced by a note), but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (c) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) all Indebtedness referred to in (but not excluded from) the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (f) all guarantees by such Person of Indebtedness referred to in this definition of any other Person, (g) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, (h) all obligations of such Person under or in respect of Interest Rate Agreements or Currency Agreements and (i) all Attributable Indebtedness of such Person. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock. For purposes of
Section 1011 and Section 1012 and the definition of "Events of Default", in determining the principal amount of any Indebtedness to be incurred by the Company or a Restricted Subsidiary or which is outstanding at any date, (x) the principal amount of any Indebtedness which provides that an amount less than the principal amount at maturity thereof shall be due upon any declaration of acceleration thereof shall be the Accreted Value thereof at the date of determination and (y) effect shall be given to the impact of any Currency Agreement with respect to such Indebtedness.

               "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

               "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

               "Interest Rate Agreements" means any interest rate protection agreement and other types of interest rate hedging agreements or arrangements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) designed to protect against or manage exposure to fluctuations in interest rates in respect of Indebtedness.

               "Investment" means, with respect to any Person, any direct or indirect advance, loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued or owned by any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP. In addition, the Fair Market Value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary shall be deemed to be an "Investment" made by the Company in such Unrestricted Subsidiary at such time. "Investments" shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices.

               "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind, real or personal, movable or immovable, now owned or hereafter acquired. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

               "Loral Satellite Purchase Contract" means the Contract No. SS/L-TP93002-01, dated March 2, 1993, between the Company and Loral Space Systems, Inc., as amended, modified or supplemented from time to time.

               "Maturity" means, with respect to any Note, the date on which any principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

               "Moody's" means Moody's Investors Service, Inc. and its successors.

               "Net Cash Proceeds" means, (a) with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations or escrowed funds, but only when received in the form of, or stock or other assets when disposed for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel, accountants, consultants and investment banks) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire Indebtedness where payment of such Indebtedness is secured by the assets or properties the subject of such Asset Sale or becomes due and payable as a result thereof, (iv) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee and (b) with respect to any capital contribution or issuance or sale of Capital Stock as referred to under
Section 1012, the proceeds of such capital contribution, issuance or sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of attorney's fees, accountant's fees and brokerage, consultation, financial, advisory, underwriting and other fees and expenses actually incurred in connection with such capital contribution, issuance or sale and net of taxes paid or payable as a result thereof.

               "Notes" has the meaning stated in the first recital of this Indenture and more particularly means any Notes authenticated and delivered under this Indenture.

               "Note Register" and "Note Registrar" have the respective meanings specified in Section 305.

               "Officers' Certificate" means a certificate signed by the Chairman, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be reasonably acceptable to the Trustee.

               "Outstanding", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (iii) Notes, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

               (iv) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands the Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as

Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.

               "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company.

               "Pari Passu Indebtedness" means Indebtedness of the Company that is pari passu in right of payment to the Notes.

               "Permitted Holder" means Loral Space & Communications Ltd. and Arianespace S.A.

               "Permitted Indebtedness" means any of the following:

               (a) Indebtedness of the Company or any Restricted Subsidiary incurred under any one or more Bank Credit Agreements or Vendor Credit Facilities, in an aggregate principal amount not to exceed $50 million at any one time outstanding;

               (b) Indebtedness of the Company incurred under the Arianespace Agreement and Loral Satellite Purchase Contract, in an aggregate principal amount not to exceed $145 million at any one time outstanding;

                (c) Indebtedness of the Company pursuant to the Notes or the Warrants or of any Restricted Subsidiary pursuant to a guarantee of the Notes;

                (d) Indebtedness of the Company or any Restricted Subsidiary outstanding on the date of this Indenture and listed on a schedule thereto;

               (e) Indebtedness of the Company owing to any Restricted Subsidiary; provided that any Indebtedness of the Company owing to any such Restricted Subsidiary is subordinated in right of payment to the Notes from and after such time as the Notes shall become due and payable (whether at Stated Maturity, acceleration or otherwise) to the payment and performance of the Company's obligations under the Notes; provided further that any disposition, pledge or transfer of any such Indebtedness to a Person (other than a disposition, pledge or transfer to the Company or another Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by the Company not permitted by this clause (e);

                (f) Indebtedness of a Restricted Subsidiary owing to the Company or to a Restricted Subsidiary, provided that any disposition, pledge or transfer of any such

        Indebtedness to a Person (other than a disposition, pledge or transfer to the Company or a Restricted Subsidiary) shall be deemed to be an incurrence of such Indebtedness by such Restricted Subsidiary not permitted by this clause (f);

               (g) obligations of the Company entered into in the ordinary course of business (i) pursuant to bona fide Interest Rate Agreements designed to protect the Company or any Restricted Subsidiary against fluctuations in interest rates in respect of Indebtedness of the Company or any Restricted Subsidiary, which obligations do not exceed the aggregate principal amount of such Indebtedness, and (ii) pursuant to bona fide Currency Agreements entered into by the Company or any of its Restricted Subsidiaries and designed to protect such Person against fluctuation in currency values in respect of its (x) assets or (y) obligations;

               (h) Capitalized Lease Obligations and Purchase Money Obligations of the Company, the aggregate value (in the case of Capitalized Lease Obligations) or principal amount (in the case of Purchase Money Obligations) of which (including any refinancings (as defined in clause
        (l) below) thereof) does not exceed $20 million at any one time outstanding, less the amount of any Capitalized Lease Obligations and Purchase Money Obligations outstanding which are included in the amount of Indebtedness permitted under clause (d) above;

               (i) (x) Indebtedness of the Company incurred on or prior to December 31, 2000 such that, after giving effect to the incurrence thereof, the total aggregate principal amount of Indebtedness incurred under this clause (i)(x) and any refinancings thereof pursuant to clause
        (l) below would not exceed 125% of the Total Incremental Equity; and (y) Indebtedness incurred by the Company after December 31, 2000 such that, after giving effect to the incurrence thereof, the total aggregate principal amount of Indebtedness incurred under this clause (i)(y) and any refinancings thereof pursuant to clause (l) below would not exceed the sum of (1) 125% of the Total Incremental Equity on December 31, 2000 plus the total aggregate principal amount of Indebtedness incurred under clause (i)(x) and any refinancings thereof pursuant to clause (l) below, and (2) 100% of the difference between the Total Incremental Equity on the date of incurrence and the Total Incremental Equity on December 31, 2000.

               (j) Indebtedness incurred (i) by the Company in an aggregate principal amount not to exceed $60 million at any one time outstanding to finance the operation of CD Radio Assets or the construction, expansion, development or acquisition of music libraries and other recorded programming, furniture, fixtures and equipment, provided that immediately prior to incurring such Indebtedness the Total Incremental Equity shall equal or exceed $40 million and (ii) by the Company or any Restricted Subsidiary to finance the purchase, construction, launch, insurance and other costs with respect to Satellite Assets for use in the CD Radio Business; provided that the net cash proceeds from the issuance of such Indebtedness does not exceed, as of the date of incurrence of such Indebtedness, 100% of the cost of such Satellite Assets less the aggregate principal amount of Indebtedness outstanding that was incurred to finance Satellite Assets;

               (k) unsecured Indebtedness of the Company incurred to finance the operation of CD Radio Assets or the construction, expansion, development or acquisition of music libraries and other recorded music programming, furniture, fixtures and equipment if such Indebtedness has an Average Life longer than the Average Life of the Notes and has a Final Stated Maturity after the Final Stated Maturity of the Notes;

               (l) in addition to the items referred to in clauses (a) through
        (k) above, Indebtedness of the Company having an aggregate principal amount not to exceed $15 million at any time outstanding; and

               (m) Indebtedness of the Company or any Restricted Subsidiary to the extent it represents a replacement, renewal, refinancing, refunding or extension of outstanding Indebtedness of the Company or any Restricted Subsidiary incurred or outstanding pursuant to clauses (b),
        (c), (d), (i), (j)(ii) and (k) of this definition or the proviso of
        Section 1011; provided that (i) Indebtedness of the Company may not be replaced, renewed, refinanced, refunded or extended to such extent under this clause (l) with Indebtedness of any Restricted Subsidiary and (ii) any such replacement, renewal, refinancing, refunding or extension (x) shall not result in a lower Average Life of such Indebtedness as compared with the Indebtedness being replaced, renewed, refinanced, refunded or extended, (y) shall not exceed the sum of the principal amount (or, if such Indebtedness provides for a lesser amount to be due and payable upon a declaration of acceleration thereof, an amount no greater than such lesser amount) of the Indebtedness being replaced, renewed, refinanced, refunded or extended plus the amount of accrued interest thereon and the amount of any reasonably determined prepayment premium necessary to accomplish such replacement, renewal, refinancing, refunding or extension and the reasonable fees and expenses incurred in connection therewith, and (z) in the case of any replacement, renewal, refinancing, refunding or extension by the Company of Pari Passu Indebtedness or Subordinated Indebtedness, such new Indebtedness is made pari passu with or subordinate to the Notes, at least to the same extent as the Indebtedness being replaced, renewed, refinanced or extended.

               "Permitted Investments" means (a) Cash Equivalents; (b) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits; (c) loans and advances to employees made in the ordinary course of business; (d) Interest Rate Agreements and Currency Agreements; (e) bonds, notes, debentures or other securities received as a result of Asset Sales permitted under Section 1016, provided that the Company and/or the Restricted

Subsidiaries, as the case may be, have received at least 80% of the aggregate consideration therefrom in cash or Cash Equivalents; (f) Investments by the Company or any Restricted Subsidiary in another Person, if as a result of such Investment (i) such other Person becomes a Restricted Subsidiary or (ii) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, the Company or a Restricted Subsidiary;
(g) Investments in the Company or in any Restricted Subsidiary and (h) investments not otherwise permitted by the foregoing clauses (a) through (g) in an amount not to exceed $5.0 million at any one time outstanding.

               "Permitted Liens" means the following types of Liens:

               (a) Liens existing on the date of this Indenture;

               (b) Liens securing Indebtedness under any Vendor Credit Facility or Bank Credit Agreement incurred pursuant to clause (a) of the definition of Permitted Indebtedness so long as such Liens do not extend to (i) shares of Satellite CD Radio Inc. or any License owned by Satellite CD Radio Inc. that is required to operate a CD Radio business ("Bond Collateral");

                (c) Liens securing Indebtedness under the Arianespace Agreement and the Loral Satellite Purchase Contract;

                (d) Liens on any property or assets of a Restricted Subsidiary granted in favor of the Company or any other Restricted Subsidiary;

               (e) Liens securing the Notes;

               (f) Liens securing Acquired Indebtedness created prior to (and not in connection with or in contemplation of) the incurrence of such Indebtedness by the Company or any Restricted Subsidiary; provided that such Lien does not extend to any property or assets of the Company or any Restricted Subsidiary other than the assets acquired in connection with the incurrence of such Acquired Indebtedness;

               (g) any interest or title of a lessor under any Capitalized Lease Obligation or any Purchase Money Obligation, in each case as permitted under clause (h) of the definition of "Permitted Indebtedness", and Liens securing Indebtedness incurred pursuant to clause (j)(ii) of the definition of Permitted Indebtedness to finance the purchase, acquisition, construction or launch of a satellite that is not one of the first three satellites acquired or constructed by the Company so long as such Lien does not extend to any property or assets of the Company or any Restricted Subsidiary other than the satellite financed;

               (h) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens arising in the ordinary course of business of the Company or any Restricted Subsidiary and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceeding promptly instituted and diligently proceeding and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

               (i) Liens for taxes, assessments, government charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

               (j) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business (other than contracts for the payment of money);

               (k) easements, rights-of-way, encroachments and survey defects restrictions and other similar charges or encumbrances not interfering in any material respect with the business of the Company or any Restricted Subsidiary incurred in the ordinary course of business;

               (l) Liens arising by reason of any judgment, decree or order of any court or arbitration proceeding so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

               (m) Liens securing obligations of the Company under Interest Rate Agreements or Currency Agreements or any collateral (other than Bond Collateral) for the Indebtedness to which such Interest Rate Agreements or Currency Agreements relate;

               (n) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

               (o) Liens securing reimbursement obligations of the Company or any Restricted Subsidiary with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof so long as such Liens do not extend to Bond Collateral;

               (p) any extension, renewal or replacement, in whole or in part, of any Lien described in the foregoing clauses (a), (b), (c) (with respect to extensions, renewals or replacements either (i) securing Indebtedness incurred to Arianespace S.A., Loral Space Systems Inc. or any of their Affiliates or (ii) on assets that are not Bond Collateral) or (d) through (o); provided that any such extension, renewal or replacement shall be no more restrictive in any material respect than the Lien so extended, renewed or replaced and shall not extend to any additional property or assets;

               (q) Liens on Bond Collateral securing Indebtedness of the Company incurred pursuant to clause (i), (j) (i) or (l) of the definition of Permitted Indebtedness or Indebtedness incurred pursuant to the proviso of Section 1011 (other than Permitted Indebtedness); provided that each such Lien shall be equal and ratable in priority to the Lien on the Bond Collateral securing the Notes; and

               (r) Liens incurred in the ordinary course of business of the Company or any shareholder Restricted Subsidiary with respect to obligations that do not exceed $5 million at any one time outstanding.

               "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Pledge Agreement" means the Pledge Agreement dated as of November __, 1997 from CD RADIO INC., as Pledgor, to IBJ SCHRODER BANK & TRUST COMPANY, as Collateral Agent, as amended, modified or supplemented from time to time.

               "Pledged Stock" means the capital stock of Satellite CD Radio Inc., a Delaware Corporation, that is pledged to secure the Notes.

               "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

               "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding, or issued after the Closing Date, and including, without limitation, all classes and series of preferred or preference stock of such Person.

               "Purchase Money Obligations" means Indebtedness of the Company or any Restricted Subsidiary (i) issued to finance or refinance the purchase or construction of any assets of the Company or any Restricted Subsidiary, (ii) issued to finance the construction of satellite dish antennas or radio adapters to receive the Company's services or (iii) secured by a Lien on any assets of the Company or any Restricted Subsidiary where the lender's sole recourse is to the assets so encumbered, (a) in the case of clauses (i) or (iii) above, to the extent the purchase or construction prices for such assets are or should be included in "addition to property, plant or equipment" in accordance with GAAP and (b) in each case, if the purchase or construction of such assets is not part of any acquisition of a Person or business unit.

               "Qualified Capital Stock" of any person means any and all Capital Stock of such person other than Redeemable Capital Stock.

               "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the Notes or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity; provided, however, that Redeemable Capital Stock shall not include any Common Stock the holder of which has a right to put to the Company upon certain terminations of employment and provided further that any class or series of Capital Stock that would not constitute Redeemable Capital Stock but for provisions thereof giving holders thereof the right to require the issuer of such Capital Stock to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the final Stated Maturity of the Notes shall not constitute Redeemable Capital Stock if the "asset sale" or "change of control" provisions applicable to such class or series of Capital Stock are no more favorable to the holders of such Capital Stock in any material respect than the provisions of Section 1010 and Section 1016 and such class or series of Capital Stock specifically provides that the issuer of such Capital Stock will not repurchase or redeem any such stock pursuant to such provision prior to the Company's repurchase of such Notes as are required to be purchased pursuant to Section 1010 and Section 1016, as applicable.

               "Redemption Date", when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

               "Redemption Price", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

               "Regular Record Date" for the interest payable on any Interest
Payment Date means the [      ] or [      ] (whether or not a Business Day), as
the case may be, next preceding such Interest Payment Date.

               "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Restricted Subsidiary" means a Subsidiary other than an Unrestricted Subsidiary.

               "S&P" means Standard and Poor's Ratings Services, a division of McGraw-Hill, Inc. and its successors.

               "Sale and Leaseback Transaction" means an arrangement by the Company or a Restricted Subsidiary with any lender or investor or to which such lender or investor is a party providing for the leasing by the Company or such Restricted Subsidiary of any property or asset of the Company or such Restricted Subsidiary which has been or is being sold or transferred by the Company or such Restricted Subsidiary not more than 270 days after the acquisition thereof to such lender or investor or any Affiliate thereof or to any Person to whom funds have been or are to be advanced by such lender or investor or any Affiliate thereof on the security of such property or asset.

               "Satellite Assets" means satellites, terrestrial repeating stations, uplink facilities and telemetry, tracking, monitoring and control equipment.

               "Secured Debt" means, as of any date, (i) the unpaid principal of, and any accrued interest and premiums on, the Indebtedness then outstanding under the Arianespace Agreement, Loral Satellite Purchase Contract and any Indebtedness secured by a Lien permitted by clause (q) of the definition of Permitted Liens, and (ii) fees, expenses and charges (including, without limitation, indemnification obligations) due or owing to any Secured Party arising under this Agreement or any Collateral Document.

               "Secured Party" means Arianespace S.A., Loral Space Systems, Inc., holders of Indebtedness secured by a Lien permitted by clause (q) of the definition of Permitted

Liens and the Trustee or any other obligee or indemnified party under any Collateral Document.

               "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

               "Stated Maturity" means, when used with respect to any Note or any installment of interest thereon, the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable, and, when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

               "Stock Offerings" means (i) the offering of 2,240,000 shares of Common Stock in the United States and Canada and (ii) the offering of 560,000 shares of Common Stock outside the United States and Canada, both of which offerings are registered under the Securities Act on a From S-3 Registration Statement (No. 333-34767).

               "Strategic Equity Investor" means any company which is (or a controlled Affiliate of any company which is or a controlled affiliate of which
is) engaged principally in the CD Radio Business or the satellite launch or manufacturing, broadcasting, programming production, satellite broadcasting, automotive manufacturing, automotive dealership, telecommunications or other business reasonably related to the foregoing which has a Total Market Capitalization of at least $1.0 billion.

               "Subordinated Indebtedness" means Indebtedness of the Company that is expressly subordinated in right of payment to the Notes.

               "Subsidiary" means any Person a majority of the equity ownership or Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries.

               "Total Consolidated Indebtedness" means, at any date of determination, an amount equal to the aggregate amount of all Indebtedness of the Company and the Restricted Subsidiaries outstanding as of the date of determination.

               "Total Incremental Equity" means, at any date of determination, the sum of, without duplication (i) the aggregate cash proceeds received by the Company after the date of this Indenture from the issuance or sale of Qualified Capital Stock of the Company (including Capital Stock issued upon the conversion of convertible Indebtedness or from the exercise of options, warrants or rights to purchase Qualified Capital Stock of the Company) to any Person other than a Restricted Subsidiary; plus (ii) an amount equal to the sum of (1) the net reduction in Investments in any Person (other than the Permitted Investments) resulting from the payment in cash of dividends, repayments of loans or advances or other transfers of assets, in each case to the Company or any Restricted Subsidiary after the date of this Indenture from such Person and (2) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market value of the net assets of any Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that in the case of (1) or (2) above the foregoing sum shall not exceed the amount of Investments previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Person or Unrestricted Subsidiary and that constitutes a Restricted Payment that has been deducted from Total Incremental Equity pursuant to clause (iii) below, minus (iii) the aggregate amount of all Restricted Payments declared or made on or after the date of this Indenture and minus (iv) the aggregate amount paid pursuant to clauses (i), (ii), (iii), (iv) and (vi) of the second paragraph of Section 1012.

               "Total Market Capitalization" of any Person means, at the time of determination, the sum of (a) the consolidated Indebtedness of such Person, plus
(b) the product of (i) the aggregate number of outstanding primary shares of Common Stock of such person (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of Common Stock of such person) and (ii) the average Closing Price of such Common Stock over the preceding 20 consecutive Trading Days, plus (c) the liquidation value of any outstanding shares of Preferred Stock of such Person. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (b) of the preceding sentence shall be determined by the Board of Directors in good faith and evidenced by a Board Resolution filed with the Trustee.

               "Trading Day" with respect to a securities exchange or automated quotation system means a day on which such exchange or system is open for a full day of trading.

               "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee

               "Unrestricted Subsidiary" means (a) any Subsidiary that at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors, as provided below) and (b) any subsidiary of an Unrestricted Subsidiary; provided, however, that in no event shall any Person that is a Restricted Subsidiary on the date of this Indenture become an Unrestricted Subsidiary. The Board of Directors may designate any newly acquired or newly formed Subsidiary to be an Unrestricted Subsidiary so long as (i) neither the Company nor any Restricted Subsidiary is directly or indirectly liable for any

Indebtedness of such Subsidiary, (ii) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity, (iii) neither the Company nor any Restricted Subsidiary has a contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, with such Subsidiary other than those that might be obtained at the time from persons who are not Affiliates of the Company and (iv) neither the Company nor any Restricted Subsidiary has any obligation (1) to subscribe for additional shares of Capital Stock or other equity interest in such Subsidiary or (2) to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing a board resolution with the Trustee giving effect to such designation. The Board of Directors may designate any Unrestricted Subsidiary as a Restricted Subsidiary if immediately after giving effect to such designation, there would be no Default or Event of Default under this Indenture and the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1011.

               "Vendor Credit Facility" means any credit facility (other than the Arianespace Agreement and the Loral Satellite Purchase Contract) entered into with any vendor or supplier (or any financial institution acting on behalf of such a vendor or supplier); provided that the Indebtedness thereunder is incurred solely for the purpose of financing the cost (including the cost of design, development, construction, or integration) of CD Radio Assets.

               "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

               "Voting Stock" means, with respect to any Person, any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

               SECTION 102.  Compliance Certificates and Opinions.

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

               SECTION 103.  Form of Documents Delivered to Trustee.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               SECTION 104.  Acts of Holders.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 104.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

               (c) The principal amount at maturity and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register.

               (d) If the Company shall solicit from the Holders of Notes any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

               SECTION 105.  Notices, Etc., to Trustee and Company.

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
        Attention: Corporate Trust Administration, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

               SECTION 106.  Notice to Holders; Waiver.

               Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice,


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
nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

               SECTION 107.  Effect of Headings and Table of Contents.

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               SECTION 108.  Successors and Assigns.

               All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

               SECTION 109.  Separability Clause.

               In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 110.  Benefits of Indenture.

               Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Notes Registrar and their successors hereunder, and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.


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                                       32

               SECTION 111.  Governing Law.

               This Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

               SECTION 112.  Legal Holidays.

               In any case where any Interest Payment Date, Redemption Date, Stated Maturity or Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be, to the next Business Day.

                                   ARTICLE TWO

                                   NOTE FORMS

               SECTION 201. Form of Note and Trustee's Certificate of Authentication.

               The Notes and the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

               The definitive Notes shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Notes, as evidenced by their execution of such Notes.


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                                       33

               SECTION 202.  Notes Issued in Global Form.

               (a) If so specified in the Company Order referred to in Section 303, the Notes may be issued in the form of one or more global Notes, registered in the name of a securities depository (the "Depository") or its nominee, representing all the Outstanding Notes.

               (b) Subject to the provisions of Section 303 and, if applicable,
Section 304, the Trustee shall deliver and redeliver any Note in global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to
Section 303 or Section 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Note in global form shall be in writing but need not comply with
Section 102 and need not be accompanied by an Opinion of Counsel.

               (c) Notwithstanding the provisions of Section 307, payment of principal of (and premium, if any) and interest on any Note in global form shall be made to the Person or Persons specified therein. Notwithstanding the provisions of Section 308 and except as provided in the preceding sentence, the Company, the Trustee and any agent of the Company and the Trustee shall treat the Holder of any global Note as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any, on) and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

               (d) If at any time, (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation and a successor Depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or (ii) any Event of Default shall have occurred and be continuing and Holders of more than 25% in principal amount of the Notes Outstanding represented by one or more global Notes advise the Trustee that the continuation of a book-entry system through the Depository (or a successor thereto) with respect to the Notes is no longer required, then in such event this Section 205 shall no longer be applicable to the Notes and the Company will execute and the Trustee, upon Company Request, will authenticate and deliver Notes in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the global Note or Notes in exchange for such global Note whereupon the global Note or Notes shall be cancelled by the Trustee. Such Notes in definitive registered form issued in exchange for the global Note or Notes pursuant to this Section 205(d) shall be registered in such names and issued in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall

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                                       34

instruct the Trustee. The Trustee shall deliver such Notes to the Persons in whose names such Notes are so registered.

                                  ARTICLE THREE

                                    THE NOTES

               SECTION 301.  Title and Terms.

               The aggregate principal amount at maturity of Notes which may be authenticated and delivered under this Indenture is limited to $296,930,000, which includes Notes issuable upon exercise of the Warrants, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306, 906, 1010, 1016 or 1108.

               The Notes shall be known and designated as the "[ ]% Senior Secured Discount Notes due 2007" of the Company. Their Stated Maturity shall be
[       ], 2007, and they shall bear interest at the rate of [ ]% per annum from
[       ], 2002 or from the most recent Interest Payment Date to which interest
has been paid or duly provided for, payable on [       ], 2002 and semi-annually
thereafter on [       ] and [      ] in each year and at said Stated Maturity,
until the principal thereof is paid or duly provided for. The principal of this
Note shall not accrue interest until [      ], 2002, except in the case of a
default in payment of the amount due at Maturity, in which case the amount due on this Note shall bear interest at a rate of [ ]% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default to the date the payment of such amount has been made or duly provided for. Interest on any overdue principal amount shall be payable on demand.

               The principal of (and premium, if any) and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that at the option of the Company interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register.

               The Notes shall be redeemable as provided in Article Eleven.

               SECTION 302.  Denominations.

               The Notes shall be issuable only in registered form without coupons.

               SECTION 303.  Execution, Authentication, Delivery and Dating.

               The Notes shall be executed on behalf of the Company by its Chairman, its Chief Executive Officer, its President or a Vice President, and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Notes may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Notes.

               Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes.

               Each Note shall be dated the date of its authentication.

               No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

               In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Notes authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount at maturity; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

               SECTION 304.  Temporary Notes.

               Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

               If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount at maturity of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

               SECTION 305. Registration, Registration of Transfer and Exchange.

               The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Note Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as note registrar (the "Note Registrar") for the purpose of registering Notes and transfers of Notes as herein provided.

               Upon surrender for registration of transfer of any Note at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations of a like aggregate principal amount at maturity.

               At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination and of a like aggregate principal amount at maturity, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

               All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

               Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Note Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange or redemption of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906, 1010, 1016 or 1108 not involving any transfer.

               The Company shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the selection of Notes to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

               SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes.

               If (i) any mutilated Note is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount at maturity, bearing a number not contemporaneously outstanding.

               In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

               Upon the issuance of any new Note under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Note issued pursuant to this Section 306 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

               The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

               SECTION 307.  Payment of Interest; Interest Rights Preserved.

               Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Note Register or (ii) transfer to an account located in the United States maintained by the payee.

               Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Notes (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or
(2) below:

               (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such

        Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to the Holders in the manner provided for in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section 307, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

               SECTION 308.  Persons Deemed Owners.

               Prior to the due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue,


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
and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

               SECTION 309.  Cancellation.

               All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 309, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Notes be returned to it.

               SECTION 310.  Computation of Interest.

               Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

               SECTION 401.  Satisfaction and Discharge of Indenture.

               This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Notes expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

               (1)    either

                      (a) all Notes theretofore authenticated and delivered
               (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
               Section 1003) have been delivered to the Trustee for cancellation; or

                       (b) all such Notes not theretofore delivered to the
               Trustee for cancellation

                                (i) have become due and payable,

                                (ii) will become due and payable at their Stated
                        Maturity within one year, or

                                (iii) are to be called for redemption within one
                        year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

               and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for Accreted Value of, premium, if any, and interest on the Notes to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

               (2) the Company has paid or caused to be paid all other sums payable under this Indenture, the Notes and the Collateral Documents by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided in this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

               Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (1) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of
Section 1003 shall survive.

               SECTION 402.  Application of Trust Money.

               Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the Accreted Value of, premium, if any, and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE

                                    REMEDIES

               SECTION 501.  Events of Default.

               "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) default in the payment of any interest on any Note when it becomes due and payable, and continuance of such default for a period of 30 days;

                (2) default in the payment of the principal of or premium, if any, on any Note at its Maturity;

               (3) default in the performance, or breach, of the provisions of Article Eight, the failure to make or consummate a Change of Control Offer in accordance with the provisions of Section 1010 or the failure to make or consummate an Excess Proceeds Offer in accordance with the provisions of Section 1016;

               (4) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a default in the performance, or breach, of a covenant or warranty which is specifically dealt with elsewhere in this Indenture), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the


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

        Company and the Trustee by the Holders of at least 25% in principal amount at maturity of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

               (5) any provision of the Collateral Documents shall cease, for any reason, to be in full force and effect in any material respect, or the Company shall so assert in writing; or the Trustee shall cease to have a first priority perfected security interest, for the benefit of the Trustee and the Holders, in the Collateral (other than by reason of the release of any such security interest in accordance with the Collateral Documents), or any representation, warranty or certification of the Company made in or pursuant to the Collateral Documents shall be false in any material respect as of the date when made;

               (6) (A) there shall have occurred one or more defaults in the payment of the principal of or premium, if any, on Indebtedness of the Company or any Subsidiary aggregating $5.0 million or more, when the same becomes due and payable at the Stated Maturity thereof, and such default or defaults shall have continued after any applicable grace period and shall not have been cured or waived or (B) Indebtedness of the Company or any Subsidiary aggregating $5.0 million or more shall have been accelerated or otherwise declared due and payable, or required to be prepaid or repurchased (other than by regularly scheduled required prepayment), prior to the Stated Maturity thereof;

               (7) one or more final judgments, orders, or decrees of any court or regulatory agency shall be rendered against the Company or any Subsidiary or their respective properties which require the payment in money, either individually or in an aggregate amount, that is more than $5.0 million and either (A) an enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (B) there shall have been a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, was not in effect;

               (8) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any Bankruptcy Law or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

               (9) the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any Bankruptcy Law or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

               SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

               If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount at maturity of the Outstanding Notes by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee upon the written request of such Holders shall, declare the Accreted Value of, premium, if any, and accrued interest on all of the Outstanding Notes immediately due and payable, and upon any such declaration all such amounts payable in respect of the Notes shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) occurs and is continuing, then the Accreted Value of, premium, if any, and accrued interest on all of the Outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

               At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article Five, the Holders of a majority in principal amount at maturity of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                (a) the Company has paid or deposited with the Trustee a sum sufficient to pay,

                      (i)  all overdue interest on all Outstanding Notes,

                      (ii) all unpaid Accreted Value of and premium, if any, on
               any Outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes,

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                                       45

                      (iii) to the extent that payment of such interest is
               lawful, interest on overdue interest and overdue principal at the rate borne by the Notes, and

                      (iv) all sums paid or advanced by the Trustee under this
               Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

               (b) all Events of Default, other than the non-payment of amounts of principal of, premium, if any, or interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

               Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Notes because of an Event of Default specified in Section 501(5) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the Holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Notes, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

               SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

               The Company covenants that if

               (a) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

                (b) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

               If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

               SECTION 504.  Trustee May File Proofs of Claim.

               In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

               (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

               SECTION 505. Trustee May Enforce Claims Without Possession of Notes.

               All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

               SECTION 506.  Application of Money Collected.

               Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee under
Section 606;

               SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

               THIRD: The balance, if any, to the Person or Persons entitled thereto.

               SECTION 507.  Limitation on Suits.

               No Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

               (2) the Holders of not less than 25% in principal amount at maturity of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount at maturity of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

               SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

               Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in such Note of the principal of (and premium, if any) and (subject to Section 307) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

               SECTION 509.  Restoration of Rights and Remedies.

               If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

               SECTION 510.  Rights and Remedies Cumulative.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               SECTION 511.  Delay or Omission Not Waiver.

               No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

               SECTION 512.  Control by Holders.

               The Holders of not less than a majority in principal amount at maturity of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

                (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

               (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

               SECTION 513.  Waiver of Past Defaults.

               The Holders of not less than a majority in principal amount at maturity of the Outstanding Notes may, on behalf of the Holders of all the Notes, waive any past defaults under this Indenture and their consequences, except a default

                (1) in respect of the payment of the principal of (or premium, if any) or interest on any Note, or

               (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

               Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

               SECTION 514.  Waiver of Stay or Extension Laws.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

               SECTION 601.  Notice of Defaults.

               Within 30 days after the Trustee receives notice of the occurrence of any Default or an Event of Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the

Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

               SECTION 602.  Certain Rights of Trustee.

               Subject to the provisions of TIA Sections 315(a) through 315(d):

               (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

               (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

               (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction reasonably satisfactory to the Trustee;


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

               (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

               (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                (9) the permissive right of the Trustee to act hereunder will not be construed as a duty.

               The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               SECTION 603. Trustee Not Responsible for Recitals or Issuance of Notes.

               The recitals contained herein and in the Notes, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

               SECTION 604.  May Hold Notes.

               The Trustee, any Paying Agent, any Note Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

               SECTION 605.  Money Held in Trust.

               Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

               SECTION 606.  Compensation and Reimbursement.

               The Company agrees:

               (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

               (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

               The obligations of the Company under this Section 606 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the


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

Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Notes.

               When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(7) or (8), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

               The provisions of this Section 606 shall survive the termination of this Indenture.

               SECTION 607. Corporate Trustee Required; Eligibility; Conflicting Interests.

               There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 607, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 607, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

               SECTION 608.  Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

               (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount at maturity of the Outstanding Notes, delivered to the Trustee and to the Company.


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

               (d) If at any time:

               (1) the Trustee shall fail to comply with the provisions of TIA
        Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount at maturity of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Notes in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

               SECTION 609.  Acceptance of Appointment by Successor.

               Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

               No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

               SECTION 610. Merger, Conversion, Consolidation or Succession to Business.

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                  ARTICLE SEVEN

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

               SECTION 701.  Disclosure of Names and Addresses of Holders.

               Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

               SECTION 702.  Reports by Trustee.

               Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Notes, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

               SECTION 703.  Reports by Company.

               The Company shall:

               (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with


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                                       58

        the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (3) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs
        (1) and (2) of this Section 703 as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

               SECTION 801. Company May Consolidate, Etc. Only on Certain Terms.

               The Company will not in a single transaction or a series of related transactions consolidate with or merge with or into any other Person or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to any Person or Persons, and the Company will not permit any Restricted Subsidiary to enter into any such transaction, or series of transactions, if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a consolidated basis to any Person or Persons, unless:

               (i) either

                      (a) the Company shall be the surviving corporation or

                      (b) the Person (if other than the Company) formed by such
               consolidation or into which the Company or the Company and its Restricted Subsidiaries is merged or the Person which acquires by sale, conveyance, transfer, lease or other disposition, all or substantially all of the properties and assets of the Company or the Company and its Restricted Subsidiaries, as the case may be, (the "Surviving Entity")

                             (1) shall be a corporation organized and validly
                      existing under the laws of the United States of America, any state thereof or the District of Columbia and


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                                       59

                             (2) shall expressly assume, by an indenture
                      supplemental to this Indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, the Company's obligations for the due and punctual payment of the principal of (or premium, if any, on) and interest on all the Notes and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

               (ii) immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any obligation of the Company or any Restricted Subsidiary in connection with or as a result of such transaction as having been incurred of the time of such transaction), no Default or Event of Default shall have occurred and be continuing;

               (iii) immediately after giving effect to such transaction or series of transactions on a pro forma basis (on the assumption that the transaction or series of transactions occurred on the first day of the latest four fiscal quarters for which consolidated financial statements of the Company are available prior to the consummation of such transaction or series of transactions with the appropriate adjustments with respect to the transaction or series of transactions, including the incurrence and repayment of any Indebtedness incident to such transaction, being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the proviso to
        Section 1011;

               (iv) if any of the property or assets of the Company or any of its Restricted Subsidiaries would thereupon become subject to any Lien, the provisions of Section 1015 are complied with; and

               (v) the Company or the Surviving Entity shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition and such supplemental indenture comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

               SECTION 802.  Successor Substituted.

               Upon any consolidation of the Company with or merger of the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801,


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                                       60

the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section
801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Notes and may be dissolved and liquidated.

               SECTION 803.  Notes to Be Secured in Certain Events.

               If, upon any such consolidation of the Company with or merger of the Company into any other corporation, or upon any conveyance, lease or transfer of the property of the Company substantially as an entirety to any other Person, any property or assets of the Company would thereupon become subject to any Lien, then unless such Lien could be created pursuant to Section 1015 without equally and ratably securing the Notes, the Company, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, will as to such property or assets, secure the Notes Outstanding (together with, if the Company shall so determine any other Indebtedness of the Company now existing or hereinafter created which is not subordinate in right of payment to the Notes) equally and ratably with (or prior to) the Indebtedness which upon such consolidation, merger, conveyance, lease or transfer is to become secured as to such property or assets by such Lien, or will cause such Notes to be so secured; provided that, for the purpose of providing such equal and ratable security, the principal amount of the Notes shall mean that amount which would at the time of making such effective provision be due and payable pursuant to
Section 502 upon a declaration of acceleration of the Maturity thereof, and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when said amount changes over time as provided in
Section 502.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

               SECTION 901.  Supplemental Indentures Without Consent of Holders.

               Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:


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                                       61

               (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein or such obligor in this Indenture and in the Notes in accordance with Section 801;

               (2) to add to the covenants of the Company or any obligor upon the Notes for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any other obligor upon the Notes for the benefit of the Holders, as applicable, in this Indenture or in the Notes;

               (3) to add any additional Events of Default;

               (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609;

               (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders in any material respect;

               (6) to secure the Notes pursuant to the requirements of Section 803 or otherwise;

               (7) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act;

               (8) to add a guarantor of the securities under this Indenture;

               (9) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Company's obligations under this Indenture, in any property, or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to this Indenture or otherwise; or

               (10) to convey, transfer, assign, mortgage or pledge to the Trustee or the Custodian Agent as security for the Notes and the other Secured Debt any property or assets.

               The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or


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                                       62

pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

               SECTION 902.  Supplemental Indentures with Consent of Holders.

               With the consent of the Holders of not less than a majority in principal amount at maturity of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

               (i) change the Stated Maturity of the principal of or any installment of interest on any Note, or reduce the Accreted Value thereof (or premium, if any) or the rate of interest thereon or any premium payable upon the redemption thereof or reduce the amount of the principal of the Notes that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or change the coin or currency in which any Note or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

               (ii) reduce the percentage in principal amount at maturity of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iii) modify any of the provisions of this Article Nine, Article Five or Sections 1018, except to increase any such percentage of outstanding Notes required for such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

               (iv) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or an Excess Proceeds Offer in connection with any Asset Sale or modify any of the provisions or definitions with respect thereto; or


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                                       63

               (v) make any change in any of the provisions relating to the Collateral Documents not authorized by Article Twelve that materially adversely affects the Holders.

               It shall not be necessary for any Act of Holders under this
Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

               SECTION 903.  Execution of Supplemental Indentures.

               In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustees own rights, duties or immunities under this Indenture or otherwise.

               SECTION 904.  Effect of Supplemental Indentures.

               Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

               SECTION 905.  Conformity with Trust Indenture Act.

               Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

               SECTION 906.  Reference in Notes to Supplemental Indentures.

               Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.


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                                       64

               SECTION 907.  Notice of Supplemental Indentures.

               Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Note affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE TEN

                                    COVENANTS

               SECTION 1001. Payment of Principal, Premium, if Any, and
Interest.

               The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

               SECTION 1002.  Maintenance of Office or Agency.

               The Company will maintain in The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

               The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.


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                                       65

               SECTION 1003.  Money for Note Payments to Be Held in Trust.

               If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (or premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

               Whenever the Company shall have one or more Paying Agents for the Notes, it will, on or before each due date of the principal of (or premium, if any) or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

               The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent will:

               (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

               (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest; and

               (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.


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                                       66

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

               SECTION 1004.  Corporate Existence.

               Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

               SECTION 1005.  Payment of Taxes and Other Claims.

               The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

               SECTION 1006.  Maintenance of Properties.

               The Company will cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and


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                                       67

supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 1006 shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

               SECTION 1007.  Insurance.

               (a) The Company will maintain launch insurance covering the period from the launch to 180 days following the launch of such satellite in an amount equal to or greater than the sum of (i) the cost to replace such satellite with a satellite of comparable or superior technological capability (as determined by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) and having at least as much transmission capacity as the satellite to be replaced, (ii) the cost to launch a replacement satellite pursuant to the contract whereby a replacement satellite will be launched and (iii) the cost of launch insurance for such replacement or, in the event that the Company has reason to believe that the cost of obtaining comparable insurance for a replacement would be materially higher, the Company's best estimate of the cost of such comparable insurance. Notwithstanding the foregoing, the Company shall not be obligated to maintain insurance pursuant to this paragraph (a) with respect to (i) the launch of its first satellite and
(ii) any subsequent launch not preceded by a launch failure or failure of any satellite within 180 days from the date of its launch; provided that the Company's spare satellite shall be under construction in accordance with the terms of the Loral Satellite Contract or the Company shall have otherwise obtained a spare satellite.

               (b) The Company will maintain full in-orbit insurance with respect to each satellite it owns and launches in an amount at least equal to
(i) the cost to replace such satellite with a satellite of comparable or superior technological capability (as determined by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) and having at least as much transmission capacity as such owned satellites, (ii) the cost to replace each such satellite pursuant to the contract pursuant to which a replacement satellite will be constructed and (iii) the cost of launch insurance for such replacement or, in the event that the Company has reason to believe that the cost of obtaining comparable insurance for a replacement would be materially higher, the Company's best estimate of the cost of such comparable insurance. The in-orbit insurance required by this paragraph will provide that if 50% or more of a satellite's capacity is lost, the full amount of insurance will become due and payable, and that if a satellite is able to maintain more than 50% but less that 100% of its capacity, a portion of such insurance will become due and payable.


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                                       68

               (c) In the event that the Company receives proceeds from insurance relating to any satellite, the Company may use all or a portion of such proceeds to repay any vendor or third-party purchase money financing pertaining to such satellite that is required to be repaid by reason of the loss giving rise to such insurance proceeds. The Company shall use the remainder of such proceeds to develop and construct a replacement satellite; provided that
(i) such replacement satellite is of comparable or superior technological capability as compared with the satellite being replaced and has at least as much transmission capacity as the satellite being replaced (as determined by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution); (ii) the Company will have sufficient funds (together with the proceeds of any business interruption insurance) to service the Company's projected debt service requirements until the scheduled launch of the Company's spare satellite and for one year thereafter and to develop and construct such replacement satellite; and (iii) that the Company's spare satellite is scheduled to be launched within 12 months of the receipt of such proceeds. Any such proceeds not used as permitted by this paragraph shall constitute "Excess Proceeds" for purposes of Section 1016.

               SECTION 1008.  Statement by Officers as to Default.

               (a) The Company will deliver to the Trustee, within 60 days after the end of each fiscal quarter (90 days after the end of the last fiscal quarter of each fiscal year), a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

               (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in an aggregate principal amount of less than $1,000,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days of its occurrence.

               SECTION 1009.  Provision of Financial Statements.

               (a) The Company will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or 15 of the Exchange Act.


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                                       69

               (b) The Company will also (i) file with the Trustee, and provide to each holder of Notes, without cost to such holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required and
(ii) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, to supply at the Company's cost copies of such reports and documents to any prospective holder of Notes promptly upon written request.

               SECTION 1010.  Purchase of Notes upon Change in Control.

               (a) If a Change of Control shall occur at any time, then each Holder shall have the right to require that the Company purchase such Holder's Notes in whole or in part in integral multiples of $1,000 principal amount at maturity, at a purchase price (the "Change of Control Purchase Price") in cash in an amount equal to 101% of the Accreted Value of such Notes as of the date of purchase plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Purchase Date"), pursuant to the offer described below (the "Change of Control Offer"), in accordance with the procedures set forth in paragraphs (b) and (c) of this Section 1010.

               (b) Within 15 days following any Change of Control, the Company shall notify the Trustee thereof and give to each Holder of the Notes in the manner provided in Section 106 a notice stating:

               (1) that a Change in Control has occurred and that such Holder has the right to require the Company to repurchase such Holder's Notes at the Change of Control Purchase Price;

               (2) the circumstances and relevant facts regarding such Change in Control (including but not limited to information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change in Control);

               (3) the Change of Control Purchase Price and the Change of Control Purchase Date which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed or such later date as is necessary to comply with requirements under the Exchange Act or any applicable securities laws or regulations;

               (4) that any Notes not tendered will continue to accrue interest and original issue discount;


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                                       70

               (5) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest and original issue discount after the Change of Control Purchase Date; and

               (6) the instructions a Holder must follow in order to have its Notes repurchased in accordance with paragraph (b) of this Section 1010.

               The Company shall have no obligation to purchase any Notes in a Change of Control Offer if no Notes are tendered by the Holders thereof.

               (c) Holders electing to have Notes purchased will be required to surrender such Notes to the Company at the address specified in the notice at least five Business Days prior to the Change of Control Purchase Date. Holders will be entitled to withdraw their election if the Company receives, not later than three Business Days prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount at maturity of the Notes delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Notes purchased. Holders whose Notes are purchased only in part will be issued new Notes equal in principal amount at maturity to the unpurchased portion of the Notes surrendered.

               SECTION 1011.  Limitation on Indebtedness.

               The Company will not, and will not permit any Restricted Subsidiary to, create, assume, issue, guarantee or in any manner become directly or indirectly liable for or with respect to the payment of, or otherwise incur (collectively, to "incur"), any Indebtedness, except for Permitted Indebtedness; provided that (i) the Company will be permitted to incur Indebtedness and (ii) a Restricted Subsidiary will be permitted to incur Acquired Indebtedness, if, in either case, after giving pro forma effect to such incurrence (including the application of the net proceeds therefrom), the ratio of (x) Total Consolidated Indebtedness to (y) Adjusted Consolidated Operating Cash Flow for the latest four fiscal quarters for which consolidated financial statements of the Company are available preceding the date of such incurrence, taken as a whole, would be greater than zero and less than or equal to 4.0 to 1.0.

               SECTION 1012.  Limitation on Restricted Payments.

               The Company will not make, and will not permit any Restricted Subsidiary to make, directly or indirectly, any of the following: (i) the declaration or payment of any dividend or any other distribution on Capital Stock of the Company or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company


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                                       71

(other than dividends or distributions payable solely in Qualified Capital Stock of the Company or in options, warrants or other rights to purchase Qualified Capital Stock of the Company); (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company (other than any such Capital Stock owned by the Company or a Restricted Subsidiary) or any affiliate of the Company (other than any Restricted Subsidiary); (iii) the making of any principal payment on, or the repurchase, redemption, defeasance or other acquisition or retirement for value of, prior to any scheduled principal payment, sinking fund payment or maturity, any Pari Passu Indebtedness or Subordinated Indebtedness (other than any Subordinated Indebtedness held by a Restricted Subsidiary); or (iv) the making of any Investment (other than a Permitted Investment) in any Person (such payments or other actions described in (but not excluded from) clauses (i) through (iv) are collectively referred to as "Restricted Payments"), unless, in each case:

               (A) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Restricted Payment;

               (B) immediately after giving effect to such Restricted Payment, the Company would be able to incur at least $1.00 of Indebtedness (other than Permitted Indebtedness) under the proviso of Section 1011; and

               (C) immediately after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments declared or made on or after the date of this Indenture would not exceed an amount equal to the sum of (a) the difference between (x) the Cumulative Available Cash Flow determined at the time of such Restricted Payment and (y) 150% of the cumulative Consolidated Interest Expense of the Company determined for the period commencing on the date of this Indenture and ending on the last day of the latest fiscal quarter for which consolidated financial statements of the Company are available preceding the date of such Restricted Payment plus (b) the aggregate Net Cash Proceeds received by the Company from the issue or sale (other than to any Restricted Subsidiary) of Qualified Capital Stock of the Company after January 1, 1998, plus (c) the aggregate Net Cash Proceeds received after the date of this Indenture by the Company from the issuance or sale (other than to any Restricted Subsidiary) of debt securities or Redeemable Capital Stock that have been converted into or exchanged for Qualified Capital Stock of the Company, together with the aggregate Net Cash Proceeds received by the Company at the time of such conversion or exchange, plus
        (d) to the extent not otherwise included in the Consolidated Operating Cash Flow of the Company, an amount equal to the sum of (1) the net reduction in Investments in any Person (other than the Permitted Investments) resulting from the payment in cash of dividends, repayments of loans or advances or other transfers of assets, in each case to the Company or any Restricted Subsidiary after the date of this Indenture from such Person and (2) the portion (proportionate to the Company's equity interest in such Subsidiary) of the fair market


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                                       72

        value of the net assets of any Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; provided, however, that in the case of (1) or (2) above the foregoing sum shall not exceed the aggregate amount of Investments previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Person or Unrestricted Subsidiary, minus (e) the sum of 80% of the outstanding principal amount of all Indebtedness incurred pursuant to clause (i)(x) or (i)(y)(1) of the definition of Permitted Indebtedness and 100% of the outstanding principal amount of all Indebtedness incurred pursuant to clause (i)(y)(2) of the definition of Permitted Indebtedness.

For purposes of determining the amount expended for Restricted Payments, property other than cash shall be valued at its Fair Market Value.

               The provisions of this covenant shall not prohibit, so long as, with respect to clauses (ii) through (ix) below, no Default or Event of Default shall have occurred and be continuing, (i) the payment of any dividend or other distribution within 60 days after the date of declaration thereof if at such date of declaration such payment complied with the provisions of this Indenture, and such payment will be deemed to have been paid on the date of declaration for purposes of the calculation in the foregoing paragraph; (ii) the purchase, redemption, retirement or other acquisition of any shares of Capital Stock of the Company in exchange for, or out of the Net Cash Proceeds of a substantially concurrent issue and sale (other than to a Restricted Subsidiary) of, shares of Qualified Capital Stock of the Company; (iii) the purchase, redemption, retirement, defeasance or other acquisition or retirement for value of Subordinated Indebtedness made by exchange for, or out of the Net Cash Proceeds of a substantially concurrent issue or sale (other than to a Restricted Subsidiary) of, Qualified Capital Stock of the Company; (iv) (A) the purchase of any Subordinated Indebtedness at a purchase price not greater than 101% of the principal amount or accreted value thereof, as the case may be, together with accrued interest, if any, in the event of a Change of Control in accordance with provisions similar to Section 1010 or (B) the purchase of any Preferred Stock at a purchase price not greater than 101% of the liquidation preference thereof, together with accrued dividends, if any, in the event of a Change of Control in accordance with provisions similar to Section 1010; provided that, in each case, prior to such purchase the Company has made the Change of Control Offer as provided in such covenant with respect to the Notes and has purchased all Notes validly tendered for payment in connection with such Change of Control Offer;
(v) the purchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Indebtedness in exchange for, or out of the Net Cash Proceeds of a substantially concurrent incurrence (other than to a Restricted Subsidiary) of, new Subordinated Indebtedness so long as (A) the principal amount of such new Indebtedness does not exceed the principal amount (or, if such Subordinated Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) of the Subordinated Indebtedness being so purchased, redeemed,


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                                       73

defeased, acquired or retired, plus the lesser of the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Subordinated Indebtedness being refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing, plus, in either case, the amount of expenses of the Company incurred in connection with such refinancing, (B) such new Subordinated Indebtedness is subordinated to the Notes to the same extent as such Subordinated Indebtedness so purchased, redeemed, defeased, acquired or retired and (C) such new Subordinated Indebtedness has an Average Life longer than the Average Life of the Notes and a final Stated Maturity of principal later than the Stated Maturity of principal of the Notes (vi) the purchase of any Subordinated Indebtedness at a purchase price not greater than 100% of the principal amount or accreted value thereof, as the case may be, together with accrued interest, if any, following an Asset Sale in accordance with provisions similar to Section 1016, provided that prior to making any such purchase the Company has made the Excess Proceeds Offer as provided in such covenant with respect to the Notes and has purchased all Notes validly tendered for payment in connection with such Excess Proceeds Offer; (vii) the optional redemption or retirement of any Pari Passu Indebtedness if a pro rata principal amount at maturity of Notes is redeemed or retired by the Company at the same time; (viii) the payment of cash dividends on outstanding shares of Series C Preferred Stock of the Company out of the Net Cash Proceeds of a substantially concurrent issue and sale (other than to a Restricted Subsidiary) of Common Stock of the Company; and (ix) any other Restricted Payments in an aggregate amount not to exceed $15.0 million.

               In determining the amount of Restricted Payments permissible under this covenant, amounts expended pursuant to clauses (i), (ii), (iii),
(iv), (vi) (vii), (viii) and (ix) above shall be included as Restricted
Payments.

               SECTION 1013. Limitation on Issuances and Sales of Capital Stock of Restricted Subsidiaries.

               The Company (a) will not permit any Restricted Subsidiary to issue any Capital Stock (other than to the Company or a Restricted Subsidiary) and (b) will not permit any Person (other than the Company or a Restricted Subsidiary) to own any Capital Stock of any Restricted Subsidiary; provided, however, that this covenant shall not prohibit (i) the issuance and sale of all, but not less than all, of the issued and outstanding Capital Stock of any Restricted Subsidiary owned by the Company or any Restricted Subsidiary in compliance with the other provisions of this Indenture or (ii) the ownership by directors of directors' qualifying shares or the ownership by foreign nationals of Capital Stock of any Restricted Subsidiary, to the extent mandated by applicable law.


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                                       74

               SECTION 1014.  Limitation on Transactions with Affiliates.

               The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with, or for the benefit of, any Affiliate of the Company (other than the Company or a Restricted Subsidiary) unless (i) such transaction or series of related transactions is on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution, than those that could have been obtained in an arm's-length transaction with unrelated third parties who are not Affiliates, (ii) with respect to any transaction or series of related transactions involving aggregate consideration equal to or greater than $2,500,000, the Company shall have delivered an officers' certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (i) above and such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the Board of Directors of the Company, or the Company has obtained a written opinion from a nationally recognized investment banking firm to the effect that such transaction or series of related transactions is fair to the Company or such Restricted Subsidiary, as the case may be, from a financial point of view and (iii) with respect to any transaction or series of related transactions including aggregate consideration in excess of $10,000,000, or in the event no members of the Board of Directors of the Company are Disinterested Directors with respect to any transaction or series of transactions included in clause (ii), the Company shall obtain an opinion from a nationally recognized investment banking firm as described above; provided, however, that this provision will not restrict (1) any transaction by the Company or any Restricted Subsidiary with an Affiliate directly related to the purchase, sale or distribution of products in the ordinary course of business consistent with industry practice, (2) the Company from paying reasonable and customary regular compensation and fees to directors of the Company or any Restricted Subsidiary who are not employees of the Company or any Restricted Subsidiary, (3) the payment of compensation (including stock options and other incentive compensation) to officers and other employees the terms of which are approved by the Board of Directors, (4) the Company or any Restricted Subsidiary from making any Restricted Payment in compliance with Section 1012 (including pursuant to the second paragraph thereof), (5) transactions between the Company and Batchelder & Partners Inc. pursuant to agreements in effect on the date of this Indenture and listed on a schedule to this Indenture; provided that the Company will not, and will not permit any Restricted Subsidiary to amend, modify or in any way alter, other than an extension of the termination thereof, the terms of any such agreement in a manner materially adverse to the holders of the Notes, (6) transactions among the Company and its Restricted Subsidiaries, (7) the payment of fees to Robertson, Stephens & Company, Incorporated for investment banking services rendered to the Company or (8) amendments to the Loral Satellite Purchase Contract;


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                                       75

provided that the Company will not amend, modify or in any way alter the terms of such agreement in a manner materially adverse to the holders of the Notes.

               SECTION 1015.  Limitation on Liens.

               The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind, other than Permitted Liens, on or with respect to any of its property or assets, including any shares of stock or indebtedness of any Restricted Subsidiary, whether owned at the date of this Indenture or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereon, unless (x) in the case of any Lien securing Subordinated Indebtedness, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien and (y) in the case of any other Lien, the Notes are equally and ratably secured; provided that in no event may the Company or any Restricted Subsidiary grant any Lien (other than Permitted Liens) on the Bond Collateral.

               SECTION 1016.  Limitation on Sale of Assets.

               (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, engage in any Asset Sale unless (i) the consideration received by the Company or such Restricted Subsidiary for such Asset Sale is not less than the Fair Market Value of the shares or assets sold (as determined by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) and (ii) the consideration received by the Company or the relevant Restricted Subsidiary in respect of such Asset Sale consists of at least 80% cash or Cash Equivalents.

               (b) If the Company or any Restricted Subsidiary engages in an Asset Sale, the Company may use the Net Cash Proceeds thereof within 12 months after the later of such Asset Sale or the receipt of such Net Cash Proceeds (i) to permanently repay or prepay any then outstanding Pari Passu Indebtedness,
(ii) to invest in any one or more businesses, capital expenditures or other tangible assets of the Company or any Restricted Subsidiary, in each case, engaged, used or useful in the CD Radio Business (or enter into a legally binding agreement to do so within 6 months); or (iii) to invest in properties or assets that replace the properties and assets that are the subject to such Asset Sale (or enter into a legally binding agreement to do so within 6 months). If any such legally binding agreement to invest such Net Cash Proceeds is terminated, then the Company may, within 90 days of such termination or within 12 months of such Asset Sale, whichever is later, apply or invest such Net Cash Proceeds as provided in clause (i), (ii) or (iii) (without regard to the parenthetical contained in clause (i) or (ii)) above. The amount of such Net Cash Proceeds not so used as set forth above in this paragraph (b) constitutes "Excess Proceeds".


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                                       76

               (c) When the aggregate amount of Excess Proceeds exceeds $10,000,000 the Company shall, within 30 business days, make an offer to purchase (an "Excess Proceeds Offer") from all holders of Notes, on a pro rata basis, in accordance with the procedures set forth below, the maximum Accreted Value as of the date of purchase (expressed as a multiple of $1,000) of Notes that may be purchased with the Excess Proceeds. The offer price as to each Note shall be payable in cash in an amount equal to 100% of the Accreted Value of such Note as of the date of purchase plus accrued interest, if any (the "Offered Price"), to the date such Excess Proceeds Offer is consummated (the "Offer Date"). To the extent that the aggregate Accreted Value of Notes tendered pursuant to an Excess Proceeds Offer is less than the Excess Proceeds relating thereto, the Company may use such additional Excess Proceeds for general corporate purposes or to fund an offer to redeem any outstanding Subordinated Indebtedness or Pari Passu Indebtedness in accordance with provisions similar to this Section 1016. If the aggregate Accreted Value of Notes validly tendered and not withdrawn by holders thereof exceeds the Excess Proceeds, Notes to be purchased will be selected on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset to zero.

               (d) If the Company becomes obligated to make an Offer pursuant to clause (c) above, the Notes shall be purchased by the Company, at the option of the holder thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice is given to holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act or any other applicable securities laws or regulations, subject to proration in the event the amount of Excess Proceeds is less than the aggregate Offered Price of all Notes tendered.

               (e) The Company will comply to the extent applicable with the requirements of the tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws and regulations in connection with an Excess Proceeds Offer.

               SECTION 1017. Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

               The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock, (b) pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (c) make Investments in the Company or any other Restricted Subsidiary, (d) transfer any of its properties or assets to the Company or any other Restricted Subsidiary or (e) guarantee any Indebtedness of the Company or any other Restricted Subsidiary, except


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                                       77

for such encumbrances or restrictions existing under or by reason of (i) any agreement in effect on the date of this Indenture and listed on Schedule A attached to this Indenture, (ii) applicable law or judicial or regulatory action, (iii) customary non-assignment provisions of any lease governing a leasehold interest of the Company or any Restricted Subsidiary, (iv) any agreement or other instrument of a Person acquired by the Company or any Restricted Subsidiary in existence at the time of such acquisition (but not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired and the Subsidiaries of such Person, (v) any mortgage or other Lien on real property acquired or improved by the Company or any Restricted Subsidiary after the date of this Indenture that prohibit transfers of the type described in (d) above with respect to such real property, (vi) any encumbrance or restriction contained in contracts for sales of assets permitted by Section 1016 with respect to the assets to be sold pursuant to such contract; (vii) any such customary encumbrance or restriction contained in a security document creating a Permitted Lien (other than a Lien securing Indebtedness under a Bank Credit Agreement or a Vendor Credit Facility) to the extent relating to the property or asset subject to such Permitted Lien; (viii) any agreement or other instrument governing any Indebtedness under any Bank Credit Agreement or Vendor Credit Facility if such encumbrance or restriction applies only (x) to amounts which at any point in time (other than during such periods as are described in clause
(y)) (1) exceed amounts due and payable (or which are to become due and payable within 30 days) in respect of the Notes or this Indenture for interest, premium and principal (after giving effect to any realization by the Company under any applicable Currency Agreement), or (2) if paid, would result in an event described in the following clause (y) of this sentence, or (y) during the pendency of any event that causes, permits or, after notice or lapse of time, would cause or permit the holder(s) of the Indebtedness governed by such agreement or instrument to declare any such Indebtedness to be immediately due and payable or require cash collateralization or cash cover for such Indebtedness for so long as such cash collateralization or cash cover has not been provided; or (ix) the refinancing of Indebtedness incurred under the agreements listed on Schedule A attached to this Indenture or described in clause (v) above, so long as such encumbrances or restrictions are no less favorable in any material respect to the Company or any Restricted Subsidiary than those contained in the respective agreement as in effect on the date of this Indenture.

               SECTION 1018.  Waiver of Certain Covenants.

               The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 803, Sections 1007 or 1009 through 1017, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount at maturity of the Outstanding Notes, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly


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                                       78

waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

               SECTION 1019.  Required Stock Ownership.

               The Company will at all times be the legal and beneficial owner of the Pledged Stock and will not sell, transfer or otherwise dispose of any Capital Stock of Satellite CD Radio Inc.

               SECTION 1020.  Further Assurances.

               The Company will promptly execute and deliver such additional instruments and do such further acts as in the opinion of the Trustee may be reasonably necessary or proper to carry out the purposes of this Indenture and the Collateral Documents.

               SECTION 1021.  Limitation on Subsidiary Business Activities.

               Satellite CD Radio, Inc. shall not engage in any trade or business other than holding an FCC license to build, launch and operate a national satellite radio broadcast system.

                                 ARTICLE ELEVEN

                               REDEMPTION OF NOTES

               SECTION 1101.  Right of Redemption.

               The Notes (a) may be redeemed, at the election of the Company, as
a whole or from time to time in part, at any time on or after [        ], 2002
subject to the conditions and at the Redemption Prices specified in the form of Note, together with accrued interest to the Redemption Date and (b) may be redeemed, at the election of the Company, at any time or from time to time prior
to [       ], 2000 upon the occurrence of the events and subject to the conditions and at the redemption price specified in the form of Note.

               SECTION 1102.  Applicability of Article.

               Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Eleven.


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                                       79

               SECTION 1103.  Election to Redeem; Notice to Trustee.

               The election of the Company to redeem any Notes pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount at maturity of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed pursuant to Section 1104.

               SECTION 1104.  Selection by Trustee of Notes to Be Redeemed.

               If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee by such method as the Trustee shall deem fair and appropriate; provided, however, that no such partial redemption shall reduce the portion of the principal amount at maturity of a Note not redeemed to less than $1,000.

               The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount at maturity thereof to be redeemed.

               For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount at maturity of such Note which has been or is to be redeemed.

               SECTION 1105.  Notice of Redemption.

               Notice of redemption shall be given in the manner provided for in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed.

               All notices of redemption shall state:

               (1) the Redemption Date;

               (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1107, if any;


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                                       80

               (3) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of a partial redemption, the principal amount at maturity) of the particular Notes to be redeemed;

               (4) in case any Note is to be redeemed in part only, the notice which relates to such Note shall state that on and after the Redemption Date, upon surrender of such Note, the holder will receive, without charge, a new Note or Notes of authorized denominations for the principal amount at maturity thereof remaining unredeemed;

               (5) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in Section
        1107) will become due and payable upon each such Note, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date; and

               (6) the place or places where such Notes are to be surrendered for payment of the Redemption Price and accrued interest, if any.

               Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

               SECTION 1106.  Deposit of Redemption Price.

               Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Notes which are to be redeemed on that date.

               SECTION 1107.  Notes Payable on Redemption Date.

               Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to accrue interest or original issue discount. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders


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                                       81

of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

               If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes.

               SECTION 1108.  Notes Redeemed in Part.

               Any Note which is to be redeemed only in part (pursuant to the provisions of this Article Eleven) shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holders attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount at maturity equal to and in exchange for the unredeemed portion of the principal amount at maturity of the Note so surrendered.

                                 ARTICLE TWELVE

                        SECURITY AND PLEDGE OF COLLATERAL

               SECTION 1201.  Collateral Documents.

               Each Holder of a Note, by its acceptance thereof, (i) consents and agrees to the terms of the Collateral Documents, (ii) authorizes and ratifies the entering into by the Trustee and the Collateral Agent of each of the Collateral Documents to which they are a party and (iii) authorizes and directs the Trustee and the Collateral Agent to perform their respective obligations and exercise their rights thereunder in accordance therewith.

               SECTION 1202.  Trustee May Perform.

               If the Company fails to perform any agreement contained in this Article Twelve, the Trustee may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the expenses of the Trustee incurred in connection therewith shall be payable by the Company under Section 606.

               SECTION 1203.  Collateral Trust Arrangements.

               (a) The Trustee shall, upon request of the Company and upon receipt of the Opinion of Counsel and Officers Certificate described in paragraph (c) of this Section 1203, amend, revise and supplement the Pledge Agreement to assign and pledge to the Collateral Agent for the benefit of the Holders of the Notes and the equal and ratable benefit of the Secured Parties a security interest in the Collateral and to enter into a Custodian Agreement that provides for the enforcement of the payment of Indebtedness under this Indenture equally and ratably with all other Secured Debt.

               (b) Upon any such assignment or pledge pursuant to paragraph (a) above, the Collateral shall be held in trust under and subject to the terms and conditions of the Collateral Documents for the benefit of the Secured Parties and for the enforcement of the payment of Indebtedness under this Indenture equally and ratably with all other Secured Debt and for the performance of and compliance with the covenants and conditions of this Indenture and the other Collateral Documents. It is intended that this Indenture and the other Collateral Documents shall be construed and enforced to give effect to such intention.

               (c) Prior to giving effect to any assignment or pledge of the Collateral to the Collateral Agent, the Trustee shall receive an Opinion of Counsel and an Officer's Certificate as to the validity and perfection of a first-priority lien on the Collateral for the equal and ratable benefit of the Secured Parties.

               SECTION 1204.  Certificates and Opinions.

               The Company shall comply with (a) TIA 'SS' 314(b), relating to Opinions of Counsel regarding the Lien of this Indenture and (b) TIA
'SS' 314(d), relating to, among other matters, the release of Collateral from the Lien of this Indenture and Officers' Certificates or other documents regarding fair value of the Collateral, to the extent such provisions are applicable. Any certificate or opinion required by TIA 'SS' 314(d) may be executed and delivered by an Officer of the Company to the extent permitted by TIA 'SS' 314(d).

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

               SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

               The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Section 1302 or Section 1303 be applied to all

Outstanding Notes upon compliance with the conditions set forth below in this Article Thirteen.

               SECTION 1302.  Defeasance and Discharge.

               Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Notes on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Notes to receive, solely from the trust fund described in Section 1304 and as more fully set forth in Section 1304, payments in respect of the principal of (and premium, if any, on) and interest on such Notes when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option and at any time under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Notes.

               SECTION 1303.  Covenant Defeasance.

               Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Section 803 and in Sections 1007 through 1017 with respect to the Outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(4), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

               SECTION 1304.  Conditions to Defeasance or Covenant Defeasance.

               The following shall be the conditions to application of either
Section 1302 or Section 1303 to the Outstanding Notes:

               (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, at the principal of (and premium, if any) and interest on the Outstanding Notes at their Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Notes; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Notes at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S.

        Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

               (2) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (8) and (9) of Section 501 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

               (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

               (4) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
        (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since [date of final prospectus], there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

               (5) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

               (6) In the case of an election under Section 1302 or Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that after the 91st day following the deposit or after the date such opinion is delivered, the trust funds will not be subject to the effect of any applicable Bankruptcy Law.

               (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Notes over the other creditors of the Company with the intent of hindering, delaying or defrauding creditors of the Company.

               (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

               SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

               Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes.

               Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article Thirteen.

               SECTION 1306.  Reinstatement.

               If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       CD RADIO INC.


                                       By
                                          ------------------------------------
                                          Name:
                                          Title:



                                       IBJ SCHRODER BANK & TRUST
                                       COMPANY



                                       By
                                          ------------------------------------
                                          Name:
                                          Title:

                                                       EXHIBIT A -- FORM OF NOTE

                                 [FACE OF NOTE]

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]*

Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depository or a nominee of such successor Depository.]*

                                  CD RADIO INC.

                                   [ ]% Senior
                                 Discount Notes
                                    due 2007

No._____                                                         $_____________

                                                      CUSIP:  [                ]

               The following information is supplied for purposes of Sections 1273 and 1275 of the Internal Revenue Code:

Issue Date:  [               ], 1997              Original issue discount under
                                                  Section 1273 of the Internal
                                                  Revenue Code (for each $1,000
                                                  principal amount at maturity):
                                                  $[            ]


Issue Price (for each $1,000                Yield to Maturity:  [ ]%
        principal amount at
        maturity):  $[       ]

--------
*       To be included on Notes issued in global form only.

Method used to determine yield to maturity     Original issue discount for short
for short accrual period of [        ]            accrual period of [       ] to
to January 1, 1998: exact method                  January 1, 1998, (for each
                                                  $1,000 principal amount
                                                  amount at maturity): $[      ]

               CD Radio Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of ___________
Dollars on [         ], 2007, at the office or agency of the Company referred to
below, and to pay interest thereon on [          ], 2002, and semi-annually
thereafter, on [           ] and [            ] in each year (each an "Interest
Payment Date"), from [          ], 2002, or from the most recent Interest
Payment Date to which interest has been paid or duly provided for, at the rate
of [      ]% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at
the rate of [     ]% per annum from the date on which such overdue interest
becomes payable to the date payment of such interest has been made or duly provided for. The principal on this Note shall not accrue interest until
[        ], 2002, except in the case of a default in payment of the amount due at Maturity, in which case, the amount then due on this Note shall bear interest
at the rate of [     ]% per annum from the date of such default in payment, as
provided in the previous sentence. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record
Date for such interest, which shall be the [         ] or [      ] (whether or
not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted
interest at [    ]% per annum, may be paid to the Person in whose name this Note
(or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Note Register or (ii) by transfer to an account maintained by the payee located in the United States.

        [This Note is a global Note representing $_____ of the Notes. If at any time, (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository or if at any time the Depository shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation and a successor Depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or (ii) any Event of Default shall have occurred and be continuing and Holders of more than 25% in principal amount of the Notes Outstanding represented by one or more global Notes advise the Trustee that the continuation of a book-entry system through the Depository (or a successor thereto) with respect to the Notes is no longer required, then in such event the Company will execute and the Trustee will authenticate and deliver Notes in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Note in exchange for this Note. Such Notes in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Persons in whose names such Notes are so registered.]*

               Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose.

--------
*  To be included on Notes issued in global form only.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

               Dated: [             ]            CD Radio Inc.


                                                 By:____________________________
                                                    Name:
                                                    Title:



                                                 Attest: _______________________
                                                         Name:
                                                         Title:





                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

               This is one of the Notes referred to in the within-mentioned Indenture.

                                                 IBJ SCHRODER BANK & TRUST
                                                 COMPANY, as Trustee



                                                 By_____________________________
                                                        Authorized Officer

                             [REVERSE SIDE OF NOTE]

               This Note is one of a duly authorized issue of securities of the
Company designated as its [    ]% Senior Secured Discount Notes due 2007 (herein
called the "Notes"), limited (except as otherwise provided in the Indenture
referred to below) in aggregate principal amount at maturity to $[           ],
which may be issued under an indenture (herein called the "Indenture") dated as
of [                 ] 1997, between the Company and [                ], trustee
(herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Notes are secured by the Collateral.

               The Notes are subject to redemption, at the option of the Company, as a whole or from time to time in part, at any time on or after
[            ], 2002, on not less than 30 nor more than 60 days' prior notice at the redemption prices (expressed as percentages of principal amount at maturity) set forth below, together with accrued interest, if any, to the redemption date,
if redeemed during the 12-month period beginning on [               ] of the
years indicated below (subject to the right of holders of record on relevant record dates to receive interest due on a relevant interest payment date):


                                                     Redemption
               Year                                    Price
               ----                                  -----------
               2002                                         %
               2003                                         %
               2004                                         %
               2005 and thereafter                       100%

               In addition, (i) upon the occurrence of a Change of Control, the Company is obligated to make an offer to purchase all outstanding Notes at a price of 101% of the Accreted Value thereof on the applicable date of purchase, together with accrued interest, if any, to the date of purchase (subject to the right of holders of record on relevant record dates to receive interest due on relevant interest payment dates), and (ii) upon the occurrence of an Asset Sale, the Company may be obligated to make an offer to purchase all or a portion of the outstanding Notes at a price of 100% of the Accreted Value thereof on the applicable date of purchase, together with accrued interest, if any, to the date of purchase (subject to the right of holders of record on relevant record dates to receive interest due on relevant interest payment dates).

               In the case of any redemption of Notes, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

               In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

               If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared to be due and payable in the manner and with the effect provided in the Indenture and in an amount equal to (i) the Accreted Value of the Notes as of the date on which the Notes first become due
and payable, if such date occurs prior to [       ], 2002, or (ii) the Accreted
value of the Notes as of the date on which the Notes first become due and payable plus accrued and unpaid interest, if any, to such date, if such date
occurs on or after [        ], 2002.

               This Note is secured by a security interest in certain Collateral, as provided in the Indenture, and is entitled to the benefits thereof.

               The Indenture contains provisions for defeasance at any time of
(a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount at maturity of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount at maturity of the Notes at the time Outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Company and the Note Registrar and duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount at maturity, will be issued to the designated transferee or transferees.

               The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount at maturity of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to the time of due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

               All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 TRANSFER NOTICE

                  To assign this Note, fill in the form below:

FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto:



--------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)



--------------------------------------------------------
(Insert assignee's social security or taxpayer identification number)


the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______________________________________________ attorney to transfer such Note on the books of the Company with full power of substitution in the premises.



Date: _______________

Your Signature: ___________________________

                       OPTION OF HOLDER TO ELECT PURCHASE

        If you wish to have this Note purchased by the Company pursuant to
Section 1010, Section 1016 or Section 1101 of the Indenture, check the box: [ ].

        If you wish to have a portion of this Note purchased by the Company pursuant to Section 1010, Section 1016 or Section 1101 of the Indenture, state the amount (in principal amount at maturity) below:

$---------------------.


Date: _____________

Your Signature: ___________________________

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee: ______________________________
                      (Signature must be guaranteed)

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